Exhibit 10.70

THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Thirteenth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 29, 2016, by and between COMERICA BANK (“Bank”) and ARRAY BIOPHARMA INC. (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 28, 2005, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of December 19, 2005, that certain Second Amendment to Loan and Security Agreement, Consent and Waiver dated as of July 7, 2006, that certain Third Amendment to Loan and Security Agreement dated as of June 12, 2008, that certain Fourth Amendment to Loan and Security Agreement dated as of March 11, 2009, that certain Fifth Amendment to Loan and Security Agreement dated as of September 30, 2009, that certain Sixth Amendment to Loan and Security Agreement dated as of March 31, 2010, that certain bilateral extension letter dated as of March 4, 2011, that certain Seventh Amendment to Loan and Security Agreement dated as of June 11, 2011, that certain Eighth Amendment to Loan and Security Agreement dated as of December 28, 2012, that certain Ninth Amendment to Loan and Security Agreement dated as of June 4, 2013, that certain Tenth Amendment to Loan and Security Agreement dated as of December 31, 2013, that certain Eleventh Amendment to Loan and Security Agreement dated as of August 3, 2015 and that certain Twelfth Amendment to Loan and Security Agreement dated as of November 4, 2015 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.The following defined terms in Section 1.1 of the Agreement hereby is added, or amended and restated, as follows:
“Revolving Maturity Date” means September 30, 2016.
2.
    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.
    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
4.
    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default, other than the Loan Payment Event, has occurred and is continuing.
5.
    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a) this Amendment, duly executed by Borrower;

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Exhibit 10.70

(b) Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
(c) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts against receipt of an invoice therefor from Bank; and
(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
.
    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARRAY BIOPHARMA INC.

By: /s/ John Moore

Title: General Counsel

COMERICA BANK

By: /s/ Douglas Hollenbeck

Title: Vice President

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329034-000390

Exhibit 10.70

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARRAY BIOPHARMA INC.

By: /s/ John Moore

Title: General Counsel

COMERICA BANK

By: /s/

Title: Vice President

[Signature Page to Thirteenth Amendment to Loan and Security Agreement]

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